SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
June 11, 2014

ALLIANCE DATA SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-15749	31-1429215
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7500 DALLAS PARKWAY, SUITE 700
PLANO, TEXAS 75024
(Address and Zip Code of Principal Executive Offices)

(214) 494-3000
(Registrant’s Telephone Number, including Area Code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01  Entry into a Material Definitive Agreement

The information provided in Item 2.03 below is incorporated herein by reference.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On June 11, 2014, Alliance Data Systems Corporation (the “Company”), entered into an Amendment to Issuer Warrant Transaction and Additional Issuer Warrant Transaction (collectively, the “Amendments”) to that certain Issuer Warrant Transaction dated as of May 27, 2009 and that certain Additional Issuer Warrant Transaction dated as of June 4, 2009 with each of Bank of America, N.A.; J.P. Morgan Securities LLC, as agent for JPMorgan Chase Bank, National Association, London Branch; and Barclays Bank PLC (such original agreements collectively, the “2014 Convertible Note Warrants” and such parties collectively, the “2014 Hedge Counterparties”).

The Amendments, among other things, amend the dates on which the 2014 Convertible Note Warrants are exercisable and will expire to June 16, 2014 and continuing each business day through August 11, 2014, in 11 equal tranches of 90,663 warrants, 24 equal tranches of 90,664 warrants and 5 equal tranches of 90,665 warrants with respect to one of the 2014 Hedge Counterparties; in 39 equal tranches of 45,331 warrants and a final tranche of 45,369 warrants with respect to one of the 2014 Hedge Counterparties; and in 6 equal tranches of 45,331 warrants, 32 equal tranches of 45,332 warrants and 2 equal tranches of 45,333 warrants with respect to one of the 2014 Hedge Counterparties.

The preceding summary of the Amendments is qualified in its entirety by reference to the full text of such agreements, a form of which is attached as Exhibit 10.1 hereto and incorporated by reference herein.

ITEM 7.01 Regulation FD Disclosure.

On June 12, 2014, Alliance Data Systems Corporation issued a press release announcing that Precima, a consulting and analytics firm specializing in shopper insights and housed within the Canadian LoyaltyOne business, signed a new long-term agreement to develop and execute customer-centric merchandising and marketing strategies for Loblaw Companies Limited.  A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Document Description

10.1
Form of Amendment to Issuer Warrant Transaction and Additional Warrant Transaction, dated as of June 11, 2014, by and between Alliance Data Systems Corporation and each of Bank of America, N.A.; J.P. Morgan Securities LLC, as agent for JPMorgan Chase Bank, National Association, London Branch; and Barclays Bank PLC.

99.1	Press release dated June 12, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation

Date: June 12, 2014	By:	/s/ Charles L. Horn
Charles L. Horn
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description

10.1
Form of Amendment to Issuer Warrant Transaction and Additional Warrant Transaction, dated as of June 11, 2014, by and between Alliance Data Systems Corporation and each of Bank of America, N.A.; J.P. Morgan Securities LLC, as agent for JPMorgan Chase Bank, National Association, London Branch; and Barclays Bank PLC.

99.1	Press release dated June 12, 2014.